UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 19, 2006
Date of Report (Date of earliest event reported)

APPLERA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-4389	06-1534213
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 Merritt 7
Norwalk, Connecticut 06851
(Address of Principal Executive Offices, Including Zip Code)

(203) 840-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

     Grant of Restricted Stock Units. At a meeting of the Management Resources Committee (the “MRC”) of the Board of Directors of Applera Corporation (“Applera”) held on January 19, 2006, the MRC approved the grant of 3,600 restricted stock units (“RSUs”) relating to shares of Applera Corporation – Applied Biosystems Group Common Stock (“Applied Biosystems Stock”) to Ugo D. DeBlasi, Vice President and Controller, and an executive officer, of Applera pursuant to the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan.

     Each RSU represents the right to receive one share of Applied Biosystems Stock at the time the RSU vests. The RSUs generally vest in four increments of up to 25% of the total amount following the end of fiscal years 2006, 2007, 2008, and 2009, based on the attainment of revenue objectives for the Applied Biosystems Group established by the MRC for each of these fiscal years. Any RSUs as to which the vesting targets have not been attained will be forfeited. RSUs that have not vested will be forfeited and revert back to Applera upon termination of employment with Applera or a subsidiary for any reason, although the MRC has the discretion to modify the vesting requirements based on individual circumstances. Prior to the vesting of the RSUs, the recipient will not be deemed to be the holder of, or have any of the rights of a holder with respect to, any shares of Applied Biosystems Stock deliverable with respect to the RSUs.

Item 2.02.   Results of Operations and Financial Condition.

     On January 25, 2006, Applera announced financial results for Applera and its business units for the second quarter of its 2006 fiscal year. Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of a press release issued on January 25, 2006, with respect to financial results for the second quarter of fiscal year 2006 of Applera and Applera’s Applied Biosystems Group, and attached hereto as Exhibit 99.2 and incorporated by reference herein is the text of a press release issued on January 25, 2006, with respect to financial results for the second quarter of fiscal year 2006 of Applera and Applera’s Celera Genomics Group.

Item 9.01.   Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibits are filed with this Report:

Exhibit No.	Description

99.1	Press Release issued January 25, 2006, with respect to financial results for Applera and Applera’s Applied Biosystems Group.

99.2	Press Release issued January 25, 2006, with respect to financial results for Applera and Applera’s Celera Genomics Group.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLERA CORPORATION

By:	/s/ Dennis L. Winger

Dennis L. Winger
Senior Vice President and
Chief Financial Officer

Dated: January 25, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued January 25, 2006, with respect to financial results for Applera and Applera’s Applied Biosystems Group.

99.2	Press Release issued January 25, 2006, with respect to financial results for Applera and Applera’s Celera Genomics Group.